UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2007

HOKU SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51458	94-0351487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1075 Opakapaka Street Kapolei, Hawaii	96707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (808) 682-7800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 23, 2007, Hoku Scientific, Inc. issued a press release entitled “Hoku Scientific, Inc. Reports Second Quarter Fiscal Year 2008 Results.” The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 of this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Hoku Scientific, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In February 2007, the Independent Members of the Board of Directors of Hoku Scientific, Inc. approved corporate and individual objectives for each executive officer for fiscal 2008 and 2009 within the following categories:

•	Capital raising activities;

•	Operating results, including revenue, gross margin and net income; and

•	Implementation of Sarbanes-Oxley initiatives.

The Independent Members selected corporate and individual objectives that they believe align the interests of our stockholders with those of our executive officers and which are designed to meet both short-term goals and lay the foundation for long-term growth and success. On October 18, 2007, the Independent Members amended the corporate and individual objectives of Scott Paul, our Vice President, Business Development and General Counsel to more closely align his objectives to those of our President and Chief Executive Officer and Chief Financial Officer.

Please see our Proxy Statement for our 2007 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on July 30, 2007 for a description of our fiscal 2008 and 2009 incentive compensation plans.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 18, 2007, the Board of Directors amended Sections 34 and 36 of our Amended and Restated Bylaws to provide that shares of our capital stock may be either certificated or uncertificated. The amendment was required in order to comply with the requirement that NASDAQ-listed securities be eligible for a Direct Registration Program by January 1, 2008. A Direct Registration Program permits an investor’s ownership to be recorded and maintained on the books of the issuer or the transfer agent without the issuance of a physical stock certificate. To be eligible, an issuer is required to use a transfer agent that meets The Depository Trust Company’s requirements for direct registered securities. Further, the transfer agent must instruct The Depository Trust Company to designate the company’s securities as “direct registered eligible securities.”

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.2	Amended and Restated Bylaws.

99.1	Press Release, dated October 23, 2007, entitled “Hoku Scientific, Inc. Reports Second Quarter Fiscal Year 2008 Results.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 23, 2007

HOKU SCIENTIFIC, INC.

By:	/s/ DUSTIN SHINDO
Dustin Shindo
Chairman of the Board of Directors, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
3.2	Amended and Restated Bylaws.

99.1	Press Release, dated October 23, 2007, entitled “Hoku Scientific, Inc. Reports Second Quarter Fiscal Year 2008 Results.”